Exhibit 99.2

Parker Hannifin Corporation

Quarterly Earnings Release 1st Quarter FY 2005

October 19, 2004

Forward Looking Statements

Forward-Looking Statements:

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment projections. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; and global economic factors, including currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Non-GAAP Financial Measure

This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and divestitures and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Discussion Agenda

Financial Highlights

Influences on Sales & Earnings WIN Strategy Balance Sheet & Cash Flow Trends Outlook Questions & Answers

Financial Highlights

EPS – 1st Quarter

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

$1.11

$0.48

1Q FY05

1Q FY04

Note: FY05 1Q EPS was reduced by $0.07 for an investment write down and a pension curtailment loss.

Financial Highlights

Sales – 1st Quarter

1st Quarter

FY05 FY04

Sales $1,947.2 $1,586.9

% change 22.7%

Sales from acquisitions & divestitures $54.4 $10.5

Sales without acquisitions & divestitures $1,892.8 $1,576.4

% change 20.1%

Currency effects $43.8

Sales without acquisitions, divestitures, & currency $1,849.0 $1,576.4

% change 17.3%

Significant Influences on Sales

Continued Industrial End Market Strength

Aerospace

Commercial

Defense

Globalization Trends

Parker New Order Rates

Industrial North America

18

30

20

10

0

-10

-20

-30

-40

J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J

9 9 9 9 0 0 0 0 0

6 7 8 9 0 1 2 3 4

Current month vs. prior year

Parker New Order Rates

Industrial R.O.W.

30

25

20

15

10

5

0

-5

-10

-15

12

J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J

9 9 9 9 0 0 0 0 0

6 7 8 9 0 1 2 3 4

Current month vs. prior year

Parker New Order Rates

Climate & Industrial Controls

30

25

20

15

10

5

0

-5

-10

-15

-20

2

J O J A J O J A J O J A J

0 0 0

2 3 4

Current month vs. prior year

Parker New Order Rates

Aerospace

19

30

20

10

0

-10

-20

-30

J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J

9 9 9 9 0 0 0 0 0

6 7 8 9 0 1 2 3 4

Average last 12 months orders to previous 12 months orders

Influences on Earnings

Increased Volume

Win Strategy

Restructuring/Move to Low Cost Countries Sales Mix – Aerospace Pension Curtailment Loss & Investment Write Off

Segment Reporting Industrial North America

FY 2005 1st Qtr FY 2004 1st Qtr

Sales

As reported $832.3 $667.8

% change 24.6%

Acquisitions & Divestitures $15.0 $4.6

without Acquisitions & Divestitures $817.3 $663.2

% change 23.2%

Currency effects $1.6

without Acquisitions, Divestitures, & Currency $815.7 $663.2

% change 23.0%

Operating Margin

As reported $119.8 $43.0

% of sales 14.4% 6.4%

Segment Reporting Industrial Rest of World

FY 2005 1st Qtr FY 2004 1st Qtr

Sales

As reported $549.0 $421.8

% change 30.1%

Acquisitions & Divestitures $39.4

without Acquisitions & Divestitures $509.6 $421.8

% change 20.9%

Currency effects $34.0

without Acquisitions, Divestitures, & Currency $475.6 $421.8

% change 12.7%

Operating Margin

As reported $66.5 $31.3

% of sales 12.1% 7.4%

Segment Reporting Aerospace

FY 2005 1st Qtr FY 2004 1st Qtr

Sales

As reported $331.1 $284.6

% change 16.3%

Acquisitions & Divestitures

without Acquisitions & Divestitures $331.1 $284.6

% change 16.3%

Currency effects $1.5

without Acquisitions, Divestitures, & Currency $329.6 $284.6

% change 15.8%

Operating Margin

As reported $51.3 $37.5

% of sales 15.5% 13.2%

Segment Reporting Climate & Industrial Controls

FY 2005 1st Qtr FY 2004 1st Qtr

Sales

As reported $165.5 $156.0

% change 6.1%

Acquisitions & Divestitures

without Acquisitions & Divestitures $165.5 $156.0

% change 6.1%

Currency effects $2.1

without Acquisitions, Divestitures & Currency $163.4 $156.0

% change 4.8%

Operating Margin

As reported $15.8 $17.5

% of sales 9.6% 11.2%

Segment Reporting Other

FY 2005 FY 2004

1st Qtr 1st Qtr

Sales

As reported $69.3 $56.7

% change 22.2%

Acquisitions & Divestitures $5.9

without Acquisitions & Divestitures $69.3 $50.8

% change 36.4%

Currency effects $4.6

without Acquisitions& Divestitures, & Currency $64.7 $50.8

% change 27.2%

Operating Margin

As reported $10.0 $5.7

% of sales 14.4% 10.1%

Balance Sheet Summary

Cash

Working Capital

Inventory

Accounts Receivable

PP & E

Shareholders Equity

Financial Leverage

Debt to Debt Equity

38.0%

36.0%

34.0%

32.0%

30.0%

28.0%

26.0%

24.0%

22.0%

20.0%

Target

24.1%

FY99 FY00 FY01 FY02 FY03 FY 04 Q1 FY05

Strong Cash Flow

FY05 Q1 $160

Operating Cash Flow

$800

$700

$600

$500

$400

$300

$200

$100

$0

459 538 529 631 557 662

12.0%

10.0%

8.0% Sales% to

6.0%

4.0%

FY 99 FY 00 FY 01 FY 02 FY 03 FY 04

FY 2005 Earnings Outlook Assumptions Segment Sales & Operating Income

FY 2005 Sales change vs. FY 2004

NA Industrial 14.0% - 15.0%

Industrial ROW 13.5% - 14.0%

Aerospace 8.0% - 9.0%

CIC 18.0% - 19.0%

Other 8.0% - 9.0%

FY 2005 Operating Margin percentage change vs. FY 2004 Basis points

NA Industrial 360 - 460

Industrial ROW 240 - 290

Aerospace 70 - 150

CIC 170 - 220

Other 130 - 180

FY 2005 Earnings Outlook Assumptions below Operating Margin

Corporate Admin. -1% to 1% vs. FY 2004

Interest Expense -7% to -9% vs. FY 2004

Other Exp. (Income) +150% to +170% vs. FY 2004

Tax Rate 31.0%

Earnings Outlook

Fiscal Year 2005 2nd Quarter EPS Range $0.85 - $1.05

Fiscal Year 2005 EPS Range $4.30 - $4.70

Forecast Risks

Raw Material Price Increases Interest Rates Aerospace Recovery Semiconductor Industry Heavy Duty Truck Stability

Questions & Answers

anything Possible

Appendix

FY 2005 1st Quarter Income Statement

Income Statement – 1stQuarter

FY 2005 FY 2004

% of Sales Investment w/d, Pension Curtail % of Sales

Net sales $1,947.2 100.0% $1,586.9 100.0%

Cost of sales 1,528.3 78.5% $3.7 1,298.8 81.8%

Gross profit 418.9 21.5% (3.7) 288.1 18.2%

S, G & A 203.3 10.4% 0.9 180.2 11.4%

Goodwill impairment loss

Other income (deductions)

Interest expense (16.2) -0.8% 0.0 (21.8) -1.4%

Interest & other income (10.7) -0.5% (8.8) (1.5) -0.1%

(26.9) -1.4% (8.8) (23.3) -1.5%

Income before taxes 188.7 9.7% (13.4) 84.6 5.3%

Income taxes 55.9 2.9% 5.0 27.9 1.8%

Net income $132.8 6.8% ($8.4) $56.7 3.6%